Royalty Management

AAO

American Acquisition Opportunity Inc.

# Disclaimer

These slides and any related presentation by management of American Acquisition Opportunity Inc. ("AMAO") (collectively the "presentation") are intended to be provided only to accredited institutional investors who are considering an investment in AMAO and for no other purpose. The information provided In the presentation is intended to highlight certain matters tearing upon the current status of AMAO, including without limitation its contemplated acquisition of Royalty Management Corporation ("RMC") that may be of interest to potential investors. The information provided is not complete, comprehensive or exhaustive. and any potential investor wishing to obtain additional information about topics referenced in the presentation or other matters in connection with a potential investment is encouraged to contact AMAO.

These sides are intended for limited circulation, and the information provided in the presentation is provided on a confidential basis. Potential investors acknowledge and agree that they will hold the information and all related documents and disclosures in the strictest confidence. The presentation is not intended for public use or distribution, and dissemination, publication, distribution, disclosure, copying or use of the information or disclosures provided in the presentation is expressly prohibited.

The presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be deemed to be any offer solicitation or sale of securities in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

# Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between AMAO and RMC, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the business engaged in by RMC and the markets in which it operates, and RMC's projected future results. These forward-looking statements generally are identified by the words "believe", "project", "expect", "anticipate", "estimate", "intend", "strategy" "future", "opportunity", "plan", "may", "should", "will", "would", "will be", "will continue", "will likely result", and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and. as a result. are subject to risks and uncertainties. Many factors could cause actual future events to offer materially from the forward-looking statements In this document. Including. but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of AMAO's securities; (ii) the risk that the transaction may not be completed by AMAO's business combination deadlines and the potential failure to obtain an extension of the business combination deadline if sought by AMAO; (iii) the failure to satisfy the conditions to the consummation of the transaction, including me adoption of the business combination agreement by the stockholders of AMAO. the satisfaction of the minimum cash amount following redemptions by AMAO's public stockholders; (iv) the lack of a third party fairness opinion in determining whether or not to pursue the proposed business combination; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on RMC's business relationships, performance, and business generally; (vii) risks that the proposed business combination disrupts current plans of RMC and potential difficulties in RMC's employee retention as a result of the proposed business combination;

# Forward-Looking Statements - continued

(viii) the outcome of any legal proceedings that may be instituted against AMAO or RMC related to the business combination agreement or the proposed business combination; (ix) the ability to maintain me listing of AMAO's securities on the Nasdaq; (x) the price of AMAO's securities may be volatile due to a variety of factors. including changes in the competitive and highly regulated industries in which RMC operates, variations in performance across competitors, changes in laws and regulations affecting RMC's business and changes.in the combined capital structure; (xi) the ability to implement business plans, forecasts. and other expectations after the completion of the proposed business combination, and to identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which RMC operates; (xiii) the risk that RMC and its current and future collaborators are unable to successfully develop and commercialize RMC products or services, or experience significant delays in doing so; (xiv) the risk that RMC may not achieve or sustain profitability; (xv) the risk that RMC will need to raise additional capital to execute its business plan. which many not be available an acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xvii) the risk that third party suppliers and manufacturers are not able to fully and timely meet their obligations; (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to RMC's products and services; (xix) the risk that RMC is unable to secure or protect as intellectual property; and (xx) the risk that the post-combination company's securities will not be approved for listing on Nasdaq or if approved, for maintaining the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described In the "Risk Factors" section of AMAO's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the proxy statement/prospectus discussed below and other documents filed by AMAO from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AMAO and RMC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AMAO nor RMC gives any assurance that either RMC or AMAO will achieve its expectations.

# Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, AMAO intends to file a registration statement on Form S-4 (initially on a confidential basis) that will include a proxy statement and a prospectus of AMAO. The proxy statement/prospectus will be sent to all AMAO stockholders. AMAO also will file other documents regarding the proposed business combination with the SEC. Before making any voting decision, investors and securities holders of AMAO are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination and the parties to the proposed business combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AMAO through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AMAO may be obtained free of charge from AMAO's website at https://www.americanopportunityinc.com/ or by written request to American Acquisition Opportunity Inc., 12115 Visionary Way, Fishers, IN 46038.

# Participants In the Solicitation

AMAO and RMC and their respective directors and officers may be deemed to be participants in the solicitation of proxies from AMAO's stockholders in connection with the proposed business combination. Information about AMAO's directors and executive officers and their ownership of AMAO's securities is set forth in AMAO's filings with the SEC, including AMAO's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 25, 2022. To the extent that holdings of AMAO's securities have changed since the amounts printed in AMAO's Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and Other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

# American Acquisition Opportunity Overview

**Upcycling Land & Natural Resource Holdings**

- The United States is transitioning away from certain fossil fuels, providing an opportunity to advance certain land and resource holdings towards a more modern-day economy
- Certain land and resource holdings need innovation to better position their inherent value towards industries such as clean energy, electrification marketplace, green infrastructure and sustainable logistics to create and support a resilient and critical domestic supply chain

**Experienced Management Team and Board**



**MARK C. JENSEN**
*CHAIRMAN OF BOARD & CHIEF EXECUTIVE OFFICER*
Founder of American Carbon Corp. which was up-listed on Nasdaq as American Resources Corporation (NASDAQ: AREC) where he serves as Chairman and CEO, executed 8 acquisitions and oversees all operations; Co-founder and Executive Chairman of Land Betterment Corporation, a benefit corporation focused on environmental and social solutions. Mr. Jensen is a graduate of the Kelley School of Business at Indiana University with degrees in Finance and International Studies.



**KIRK P. TAYLOR, CPA**
*DIRECTOR, PRESIDENT & CHIEF FINANCIAL OFFICER*
Chief Financial Officer of American Resources Corporation (NASDAQ: AREC) leading the public listing process and integration of 8 acquisitions; Co-founder and President of Land Betterment Corporation, a benefit corporation focused on environmental and social solution; 18 years of financial, accounting and tax structuring experience. Mr. Taylor is a graduate of the Kelley School of Business at Indiana University with degrees in Accounting and Finance and earned his MBA from University of Saint Francis.



**GARY EHLEBRACHT**
*DIRECTOR - INDEPENDANT*
Over 12-year career in commodity trading, merchandising and logistics. Since 2019 Mr. Ehlebracht has focused on the international dairy market with Dairy Products, Inc. Previously, he spent 11 years with Gavilon Group, LLC as a senior trader / merchandiser focused on international commodities and logistics. Mr. Ehlebracht graduated from DePauw University with a B.A. in Economics.



**DANIEL HASLER**
*DIRECTOR – INDEPENDENT*
Founder and President of Hassler Ventures; former Secretary of Commerce for the State of Indiana and Chief Executive Officer of the Indiana Economic Development Corporation; previously served five years as President of Purdue University's Research Foundation; spent 31 years in various leadership roles at Eli Lilly and Co (NYSE: LLY). including Vice President of Global Marketing and Chief Marketing Officer. Mr. Hasler is a graduate from DePauw University and received his MBA from Duke University.

## American Acquisition

| | |
|---|---|
| Symbols: | AMAO, AMAOW |
| Structure: | 1 common<br>0.5 warrant |
| Trust: | $16.1 million |
| Term: | 18 months |
| IPO Date: | March 18, 2021 |

## Operators with M&A Experience

- Decades of experience in operations, innovation, capital markets and compliance
- Demonstrated success in identifying quality assets, acquiring assets in an accretive manner and restructuring assets to better fit the modern-day economy
- In-depth investment and operational expertise in the critical mineral, natural resource, AgTech and next-generation infrastructure sectors

## Operator-Led SPACS

- Operator-led SPACs have historically outperformed other SPACs by about 40%, and their industry peers by about 10% after 12 months from consummating a merger[1]
- Proven to specialize more effectively, while also taking a greater responsibility for the combination's success

(1) McKinsey & Co. - https://www.mckinsey.com/industries/private-equity-and-principal-investors/our-insights/earning-the-premium-a-recipe-for-long-term-spac-success#

# Transaction Overview

*Transaction Structure*

- American Acquisition Opportunity has entered into a business combination with Royalty Management Corporation, a next-generation royalty company
- The transaction is expected to close in Q4 2022
- It is anticipated that post-closing the company will retain the Royalty Management Corporation name and be listed on NASDAQ
- The transaction, inclusive of the $16 million in Trust, will provide growth capital to the Company

*Valuation*

- Transaction implies a pro forma enterprise value of $111 million
- Existing RMC investors will receive 45.9% of the pro forma equity, assuming no redemptions

*Capital Structure*

- The transaction is an all stock transaction
- Transaction is expected to result in $16.1 million gross proceeds to RMC[1]

# Detailed Transaction Overview

| **Sources:** | Amount ($MM) |
|---|---|
| Cash held in American Acquisition Opportunity Trust[1] | 16.1 |
| Stock Consideration to RMC Shareholders | 111.0 |
| **Total Sources** | **127.1** |

| **Uses:** | Amount ($MM) |
|---|---|
| Stock Consideration to Existing RMC Investors | 111.0 |
| Cash to RMC Balance Sheet | 14.1 |
| Assumed Transaction Expenses | 2.0 |
| **Total Uses** | **$127.1** |

| Capitalization Summary (shares in MMs) | | % |
|---|---|---|
| Founder Shares | 2.53 | 10.4% |
| Sponsor Warrants | 3.80 | 15.6% |
| Public SPAC Shareholders | 1.61 | 6.6% |
| Public Warrants | 5.25 | 21.6% |
| Rollover Equity | 11.10 | 45.7% |
| Total | 24.29 | 100.0% |

1. Assumes no redemptions
2. Not giving into effect public warrants striking at $11.50/share

*Illustrative Pro Forma Ownership*

| Particulars | Amount |
|---|---|
| Share Price | $10.00 |
| RMC Shares Outstanding | 111.1 |
| **Pro Forma Market Capitalization** | **$111.1** |
| Less: Cash | $14.1 |
| **Pro Forma Enterprise Value** | **$97.0** |

*In millions, except per share data*



10.4%
15.6%
6.6%
21.6%
45.7%
Founder Shares
Sponsor Warrants
Public SPAC Shareholders
Public Warrants
Rollover Equity

# Royalty Management identifies and invests in highly undervalued assets in either growing or transitioning marketplaces.

To accomplish this, we target three primary sectors of investment:







### *Resources / Land Assets*

Acquire assets and rights for critical element and rare earth elements, metallurgical carbon, traditional resource deposits and land resources that can be proven out and monetized for long term cash flow streams.

### *Sustainable Assets*

We have sought, and will continue to seek out, sustainable revenue streams utilizing land and methods traditionally focusing only on legacy ways of monetizing land and assets. We are targeting water, agriculture, sustainable timber and sustainable building solutions through long term financial structures.

### *IP & Digital Assets*

Acquire the rights to intellectual property and purchase and/or fund the development of infrastructure and assets that go to serve data center hosting and digital currencies. We sponsor efforts to earn value in long term technology value from such efforts creating new age revenue streams.

# Structuring Long Term Revenue Streams

*RMC targets sustainable opportunities that are undergoing change.*

By targeting changing environments, we can find undervalued assets that are either underutilized, undeveloped or at an inflection point in their life cycle.

We can acquire accretive assets by looking where the market is going versus where it has been historically.

We believe the future value of an asset may be located by looking at historical performance, but often is uncovered by looking at the market opportunity in the future.



# Structuring Investment Returns with Asset Growth

## Royalty Management Corp utilizes several proven acquisition structures:

RMC approaches each resource and patent acquisition opportunity as a unique situation requiring a new paradigm of unlocking value.

Management's experience and expertise in structuring transactions allows both RMC and the seller to maximize the value and liquidity of the asset.



*Transaction Structures*

- Real estate and asset acquisitions to generate additional royalty and revenue streams
- Existing royalty and rental revenue generation
- Purchases of patents and intellectual property to monetize in-house or license
- Leasing of patents and intellectual property to commercialize
- Companies with existing portfolio of real estate, royalties, and/or patents

# The Difference – Environment, Social, Stakeholder

*Historical royalty companies have been singularly focused on profit; We believe profit and benefit do not have to be a tradeoff.*

We look for a long-term approach of financing opportunities that take into consideration job creation, environmental benefit along side stakeholder and shareholder returns.

Our team has over three decades of combined experience conducting business with royalty companies and or IP licensing opportunities.

Our value proposition is maximizing financial viability of our operating partners. Helping them ensure their business is stable and secure for long term by providing a financial structure that positions them for success.

# Acquisition Process: Identify, Evaluate, Execute

Royalty Management

*IDENTIFY*
RMC has a vast network of professionals to help it identify high-value targets

*EVALUATE*
Management and its advisors posses the technical experience to evaluate value

*EXECUTE*
RMC structures transactions that provide the company the highest return potential

*POST ACQUISITION OPTIMIZATION*
RMC creates opportunities for continued development of our natural resource assets and commercialization of our patent assets, thereby optimizing the value of the portfolio

*MONITORING AND REPORTING*
The company enacts a rigorous reporting system to provide management information to monitor each holding and provide key performance indicators

# Uniquely Structured Corporate Strategy

- Strategy to match growth with cash flow to minimize dilution
- Pipeline consisting of hundreds of opportunities, with many evaluated over course of last five years
- Low geopolitical risk with >75% of targeted assets in North America
- U.S. based technical management and board with operational experience

# Current Portfolio Holdings

Our diverse revenue-generating portfolio has near and longer-term revenue streams that meet the environmentally and socially driven mandate of our mission.

ekō housing & farms

THE VAULT

POLLINATE

FERROX
Ferrox Holdings

HEART WATER

FUB Mineral LLC

RMC Land Holdings

LBX


Forestry Development


Infrastructure Resource Permits


Digital Mining Infrastructure

# Synergistic Relationships and Deal Flow Sources

Our sister companies and industry relationships enable and attract deal flow opportunities, as well as synergistic investment opportunities with affiliated partnerships.

AMERICAN RESOURCES CORPORATION

T Squared Partners LP

CASFER Center for Advancing Sustainable and Distributed Fertilizer Production

LAND Betterment

Land Resources & Royalties LLC
*A Wabash Enterprises Company*

# Diverse Portfolio of Assets



| Location | Property | Royalty/ Payments | Commodity | Operator | Status |
|---|---|---|---|---|---|
| Kentucky, USA | FUB Mineral | 2.3% of GSP | PCI Coal | Perry County Resources | Operating |
| | Access Energy | 0.20% of GSP | Industrial Coal | Deane Mining | Permitting |
| | Access North | 0.20% of GSP | Metallurgical Carbon | Deane Mining | Permitting |
| | Mine #17 | 0.20% of GSP | PCI Coal | McCoy Elkhorn | Permitting |
| | Sycamore Rental | Monthly Rent | Land | MC Mining LLC | Operating |
| | Multiple | Confidential | Water Rights | Heart Water | Development |
| | Multiple | Confidential | Rare Earth and Critical Mineral Rights | Confidential | Development |
| | Pike Carbon | Confidential | Metallurgical Carbon | Confidential | Operating * |
| | Pike Carbon | 3.0% of GSP | Metallurgical Carbon | Confidential | Operating * |
| | Data Hosting | Confidential | IT Systems | Confidential | Development * |
| Indiana, USA | LBX Token | Asset Sales | Cryptocurrency | Land Betterment | Operating |
| | Pollinate | Confidential | Commercial Honey | Pollinate | Development * |
| | Vertical Farms | Confidential | Tree Seedlings | Betterment Harvests | Development * |
| West Virginia, USA | Gilbert Met | Confidential | Metallurgical Carbon | Wyoming County Coal | Development * |
| Ohio, USA | Confidential | Confidential | Solar | Confidential | Development * |
| Alabama, USA | Real Estate | Confidential | Land and Buildings | CSI | Operating * |
| | eko Farms | Confidential | Agriculture | eko Solutions | Development * |
| Texas, USA | Fertilizer Recovery | Confidential | Nitrogen-Based Fertilizer | Confidential | Development* |
| Limpopo, South Africa | Tivani | Equity Ownership & Options | Titanium; Pig Iron | Ferrox Holdings | Operating |

Operating

Development

Permitting

*Subject to change without notice*

* Documentation in process

## Our Royalty Portfolio – Resources and Land Asset Royalties

- Mineral Assets – 3 Producing Assets, 3 Development Assets
- FUB Mineral – producing Met Carbon cash flow streams
- Ferrox – producing mine & processing titanium asset with 100% offtake secured
- Additional Met Carbon assets under permitting and development

FUB Mineral LLC

FERROX
Ferrox Holdings

# Our Royalty Portfolio –
# Sustainable Asset Royalties

- Sustainable assets focused on monetizing reclamation and restoration of former fossil fuel lands
- 4 Development Assets

ekō housing & farms

POLLINATE

LAND Betterment

HEART WATER

# Our Royalty Portfolio –
# IP & Digital Asset Royalties

- 1 Producing Asset & 2 Development Assets
- Focused on both digital transformation and innovative IP

LBX

Digital Mining Infrastructure

THE VAULT

Royalty Management

# The math is simple.

*Generating returns by looking at innovation and transitioning economies and opportunities.*

royaltymgmtcorp.com
info@royaltymgmtcorp.com